SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 23, 2003

Medtronic, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota
(State or Other Jurisdiction of Incorporation)

1-7707	41-0793183
(Commission File Number)	(IRS Employer Identification No.)

710 Medtronic Parkway Minneapolis, Minnesota 55432
(Address of Principal Executive Offices and Zip Code)

(763) 514-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements and Exhibits.

(a)           Financial statements:  None.

(b)           Pro forma financial information:  None.

(c)           Exhibits:

Exhibit 99               Script for June 23, 2003 Intra-Quarter Financial Update Conference Call

Item 9.      Regulation FD Disclosure.

The following information is furnished pursuant to and in satisfaction of Item 9, “Regulation FD Disclosure,” of Form 8-K.

On June 23, 2003, Medtronic, Inc. conducted a conference call relating to financial information and regulatory approvals as well as other forward looking statements based on current expectations.  The full text of the script is set forth in Exhibit 99 attached hereto and is incorporated in this Report as if fully set forth herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC, INC.

	By	/s/ Richard F. Hamm, Jr.
Date: June 23, 2003		Richard F. Hamm, Jr.
Vice President and Deputy General Counsel

EXHIBIT INDEX

Medtronic, Inc.
Form 8-K Current Report

Exhibit Number	Description

99	Script for June 23, 2003 Intra-Quarter Financial Update Conference Call